UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2005

B2DIGITAL, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-11882	84-0916299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1030 S. Mesa Dr., Mesa, AZ	85210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 281-2571

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5. OTHER EVENTS AND REG. FD DISCLOSURE

On September 12 2005 the Company appointed Mr. J. Michael Heil and Mr. Paul D.H. la Barre to the Board of Directors. Mr. Heil will hold the Position of acting Chief executive officer and Mr. P La Barre will hold the position of Chief Operations Officer. In addition on October 4, 2005 the Company will Change it Principle offices from 9171 Wilshire Blvd., Suite B, Beverly Hills, CA 90210 to 1030 S. Mesa Dr., AZ. 85210 Tel 480 813 8371 Fax: (480) 813-4596

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2005

Registrant: B2Digital, Incorporated

By: /s/ Robert C. Russell
Name: Robert C. Russell
Title: Chairman of the Board

EXHIBIT INDEX

Number	Exhibit Description

10.1	EmploymentAgreement J. Michael Heil
10.2	Employment AgreementPaul D.H. LaBarre
10.3	Biography J. Michael Heil
10.4	Biography Paul D.H. La Barre